UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 19, 2022
Summit Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
910 Louisiana Street, Suite 4200
Houston, TX 77002
(Address of principal executive office) (Zip Code)
(Registrant’s telephone number, including area code): (832) 413-4770
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
The information set forth in Item 2.01 hereof is hereby incorporated by reference into this Item 1.01.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On September 19, 2022, Summit Midstream Holdings, LLC (“SMP Holdings”), a wholly owned subsidiary of Summit Midstream Partners, LP (NYSE: SMLP) (“SMLP” or “the Partnership”), completed the sale of Bison Midstream, LLC (“Bison Midstream”) to a subsidiary of Steel Reef Infrastructure Corp. (“Steel Reef”) for cash consideration of $40.0 million, subject to customary transaction adjustments, pursuant to a Purchase Agreement, dated September 19, 2022, by and between SMP Holdings and Steel Reef US Corp. (the “Purchase Agreement”). Bison Midstream owns a gas gathering system in the Burke and Mountrail counties of North Dakota. The Purchase Agreement contains customary representations and warranties, covenants and indemnification provisions.
The Partnership intends to use the proceeds from the transaction to reduce outstanding borrowings under its credit facility, for general partnership purposes or future acquisitions. In addition, a subsidiary of the Partnership has agreed to provide customary transition services to Steel Reef for an initial period of 90 days, unless terminated or otherwise extended.
The foregoing summary of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full and complete Purchase Agreement, a copy of which will be filed with our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022.
This Current Report on Form 8-K includes certain statements concerning expectations for the future that are forward-looking statements as defined by federal securities law, including such statements regarding the Partnership’s anticipated use of proceeds from the sale of Bison Midstream. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors that are difficult to predict and many of which are beyond management’s control.
Item 7.01 Regulation FD Disclosure.
On September 19, 2022, the Partnership issued a press release announcing the disposition of Bison Midstream, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the SEC, whether or not filed under the Securities Act of 1933, as amended, or the 1934 Act, regardless of any general incorporation language in such document.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated September 19, 2022
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

		By:	Summit Midstream GP, LLC (its general partner)

Dated:	September 20, 2022	/s/ William J. Mault
William J. Mault, Executive Vice President and Chief Financial Officer
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